SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2003

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

       000-20900                                          38-2007430
(Commission File Number)                       (IRS Employer Identification No.)

                      One Campus Martius, Detroit, MI 48226
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (313)227-7300

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 9: Regulation FD Disclosure.

      On July 22, 2003, Compuware Corporation issued a press release announcing its financial results for the fiscal year ended June 30, 2003 and certain other information. A copy of the press release is furnished herewith as Exhibit 99.1.

      A transcript of the conference call held on July 22, 2003 is furnished with this Report as Exhibit 99.2.

      The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 12. Results of Operations and Financial Condition.

      See Item 9.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 22, 2003                                COMPUWARE CORPORATION

                                             By:      /s/ Laura L. Fournier
                                                 -------------------------------
                                             Laura L. Fournier
                                             Senior Vice President
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Number                     Description

99.1              Press Release, dated July 22, 2003

99.2              Transcript of conference call held on July 22, 2003